Repurchase of shares	12 Months Ended
Dec. 31, 2019
Repurchase of shares
Repurchase of shares

17.          Repurchase of shares

The following table is a summary of the shares repurchased by the Company under the Second Repurchase Program.  All shares were purchased through privately negotiated transactions as a mean of exercising share options from Xunlei’s employees and publicly purchasing from the open market pursuant to the Repurchase Program. No shares were repurchased in 2018 and 2019:

	Total Number of ADSs Purchased as	Average Price
Period	Part of the Publicly Announced Plan	Paid Per ADS

January 13	994	4.34
February 10	5,553	3.75
March 7 – March 31	86,523	3.86
Total for the year ended December 31, 2017	93,070

During the year ended December 31, 2017, 93,070 ADSs repurchased at an aggregate consideration of USD 358,820. The remaining unused amount of approximately USD 5.3 million was no longer available for repurchase as of December 31, 2019 due to the expiration of the Second Repurchase Program.